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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                             Pursuant to Section 13
                           or 15(d) of the Securities
                              Exchange Act of 1934


Date of Report (Date of earliest event reported):  February 21, 2003
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                                 Popular, Inc.
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            (Exact name of registrant as specified in this charter)

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
         Puerto Rico                              0-13818                        66-041-6582
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
(State or other jurisdiction of            (Commission File No.)      (IRS Employer Identification No.)
incorporation)
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Popular Center Building
209 Munoz Rivera Ave, Hato Rey
San Juan, Puerto Rico                                              00918
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:    (787) 765-9800
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ITEM 5.  OTHER EVENTS

         On February 26, 2003, Popular, Inc. (the "Company") sold
6,500,000 shares of its 6.375% Noncumulative Monthly Income Preferred Stock, 2003 Series A, no par value per share (the "2003 Series A Preferred Stock"), at a price to the public of $25.00 per share, in a public underwritten offering pursuant to a Prospectus Supplement, dated February 21, 2003, and a Prospectus dated November 19, 2001. The Company also granted the underwriters an option to purchase up to an additional 975,000 shares at the same price for a period of 30 days to cover over-allotments. The sale was completed pursuant to an Underwriting Agreement (the "Underwriting Agreement") dated February 21, 2003, between the Company and Popular Securities, Inc., as Representative of the several underwriters named in schedule 1 to the Underwriting Agreement. The Underwriting Agreement, as well as various legal opinions relating to the offering, are being filed as exhibits hereto and are hereby incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

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
Exhibit No.       Description
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 1.1              Underwriting Agreement, dated February 21, 2003, between
                  Popular, Inc. and Popular Securities, Inc., as Representative of the several underwriters named in schedule 1 to the Underwriting Agreement.

 3.1 Certificate of Designation designating the terms of the 2003 Series A Preferred Stock. (Incorporated by reference to
                  Exhibit 3.3 to Form 8-A of the Company filed on February 25, 2003.)

 4.1              Form of 2003 Series A Preferred Stock Certificate.
                  (Incorporated by reference to Exhibit 4.1 to Form 8-A of the Company filed on February 25, 2003.)

 5.1 Opinion of Pietrantoni Mendez & Alvarez LLP regarding legality of offered shares.

 5.2 Opinion of Brunilda Santos de Alvarez, Esq. regarding legality of offered shares.

 8.1 Opinion of Pietrantoni Mendez & Alvarez LLP regarding tax matters.

23.1              Consent of Pietrantoni Mendez & Alvarez LLP (included in
                  Exhibit 5.1 and 8.1)

23.2              Consent of Brunilda Santos de Alvarez, Esq. (included in
                  Exhibit 5.2)
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             POPULAR, INC.



                                             By:     /s/ Amilcar L. Jordan
                                                 -------------------------------
                                                        Amilcar L. Jordan
                                                      Senior Vice President
                                                  (Principal Accounting Officer)



Date: February 26, 2003





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